UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2026

DELUXE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

MN	1-7945	41-0216800
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

801 S. Marquette Ave.,

Minneapolis, MN 55402

(Address of principal executive offices and zip code)

(651) 483-7111

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00 per share	DLX	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 17, 2026, Deluxe Corporation (the “Company”) entered into an Equity Purchase Agreement and Plan of Merger (the “Purchase Agreement”) by and among the Company, Calypso Merger Sub LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company (“Merger Sub”), Celero Intermediate Holdings LLC, a Delaware limited liability company (“Celero”), LLR V Payments, LLC, a Delaware limited liability company (“BlockerCo”), LLR International V, L.P., a Delaware limited partnership (“BlockerCo Seller”), and, in its capacity as representative of the Sellers, LLR Representative V, LLC, a Delaware limited liability company (the “Sellers’ Representative”). Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to such terms in the Purchase Agreement.

The Purchase Agreement provides that, among other things, upon the terms and subject to the conditions thereof, (i) the Company will purchase from BlockerCo Seller, and BlockerCo Seller will sell to the Company, all of the issued and outstanding equity securities of BlockerCo (the “Acquisition”), and (ii) Merger Sub will merge with and into Celero, whereupon the separate limited liability company existence of Merger Sub will cease and Celero will be the surviving limited liability company and a wholly-owned subsidiary of the Company (the “Merger,” and together with the Acquisition, the “Transaction”).

Under the terms and subject to the conditions set forth in the Purchase Agreement, the aggregate consideration to be paid by the Company at the closing of the Transaction (the “Closing”) is approximately $625 million in cash (the “Consideration”), plus payment of certain seller transaction expenses and other adjustments. The Company intends to finance the Transaction through a combination of drawing on the Company’s existing revolving credit facility and the Debt Financing (as defined below).

The Purchase Agreement contains representations, warranties and covenants by the parties customary for a transaction of this nature, including, among other things, covenants by Celero regarding the operation of Celero’s business prior to the Closing, as well as representations and warranties of the Company with respect to, among other things, the Company having sufficient cash, available lines of credit or other sources of immediately available funds to consummate the Transaction.

The representations and warranties of the parties do not survive the Closing. In connection with the Transaction, the Company will obtain, prior to Closing, a buyer-side representations and warranties insurance policy to provide the Company’s sole recourse, except in the case of Fraud, for losses arising from breaches of the representations and warranties of Celero, BlockerCo and BlockerCo Seller. The Purchase Agreement contains indemnification provisions pursuant to which, from and after the Closing, the Sellers agree to indemnify the Company and other Purchaser Indemnified Parties (including Celero and its Subsidiaries) for losses suffered by the Purchaser Indemnified Parties in connection with, arising out of or resulting from certain specified matters set forth on a schedule to the Purchase Agreement, subject to certain limitations set forth in the Purchase Agreement.

The Closing of the Transaction is subject to customary closing conditions, including (i) the absence of any law or governmental order prohibiting the consummation of the Transaction, (ii) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (iii) the consummation of the Unit Transfer in accordance with the Unit Transfer Plan and (iv) the satisfaction or waiver of certain other customary closing conditions as set forth in the Purchase Agreement. The Transaction is expected to close in the third quarter of 2026. The Purchase Agreement may be terminated prior to Closing under specified circumstances as set forth in the Purchase Agreement.

In connection with the execution of the Purchase Agreement, the Company has delivered to the Sellers’ Representative a debt commitment letter (the “Commitment Letter”) executed with certain financial institutions party thereto (the “Lenders”), pursuant to which the Lenders have committed, subject to the terms and conditions contained therein, to provide the Company with debt financing in the amounts and on the terms set forth in the Commitment Letter (the “Debt Financing”). The proceeds of the Debt Financing are intended to fund, in part, the Consideration payable in connection with the Transaction. The Purchase Agreement does not include a financing contingency, and the Company has represented in the Purchase Agreement that it has sufficient unrestricted cash on hand and/or available credit pursuant to applicable credit facilities or commitments to pay all amounts required to be paid at the Closing. The funding of the Debt Financing is contingent upon the satisfaction or waiver of certain conditions set forth in the Commitment Letter, including, without limitation, the execution and delivery of definitive documentation consistent with the Commitment Letter.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

The Purchase Agreement has been included solely to provide stockholders with information regarding its terms. It is not intended to provide any other information about the Company, Celero, BlockerCo, BlockerCo Seller or their respective subsidiaries and affiliates. The Purchase Agreement contains representations and warranties by each of the parties thereto. These representations and warranties were made solely for the benefit of the other parties to the Purchase Agreement and solely within the specific context of the Purchase Agreement and (i) may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts, (ii) may have been qualified in the Purchase Agreement by confidential disclosure schedules that were delivered to the other parties in connection with the signing of the Purchase Agreement, which disclosure schedules may contain information that modifies, qualifies, and creates exceptions to the representations, warranties, and covenants set forth in the Purchase Agreement, (iii) may be subject to a contractual standard of materiality applicable to the parties that differs from what a stockholder may view as material and (iv) may have been made only as of the date of the Purchase Agreement or as of another date or dates as may be specified in the Purchase Agreement, and information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures, if at all. Accordingly, stockholders should not rely upon representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Celero, BlockerCo, BlockerCo Seller or their respective subsidiaries and affiliates.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K concerning the Debt Financing is hereby incorporated by reference into this Item 2.03.

Item 7.01	Regulation FD Disclosure.

On June 18, 2026, the Company issued a press release announcing that it had signed the Purchase Agreement to acquire Celero. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference into this Item 7.01.

In addition, the Company will be providing supplemental information regarding the Transaction and Celero in a presentation that will be made available on the Company’s website. A copy of the presentation is attached hereto as Exhibit 99.2 and is hereby incorporated by reference into this Item 7.01.

As provided in General Instruction B.2 of Form 8-K, the information and exhibits contained in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward-Looking Statements

Statements made in this Current Report on Form 8-K concerning the Company, the Company’s or management’s intentions, expectations, outlook or predictions about future results or events, including the Transaction and its expected Closing, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements reflect management’s current intentions or beliefs and are subject to risks and uncertainties that could cause actual results or events to vary from stated expectations, which variations could be material and adverse. Factors that could produce such a variation include, but are not limited to, the following: the risk that the proposed Transaction may not be completed in a timely manner or at all; the inability to integrate and/or realize the benefits of the Transaction, including expected synergies; the occurrence of any fact, event, change, development or circumstance that could give rise to the termination of the Purchase Agreement; the failure to satisfy any of the conditions to the consummation of the Transaction, including the receipt of certain regulatory approvals; the risk that the financing necessary to consummate the Transaction may not be obtained, may be delayed, or may be available only on less favorable terms than anticipated; that the announcement of the Transaction could disrupt the Company’s or Celero’s relationships with customers, employees or other business partners; changes in local, regional, national and international economic or political conditions, including those resulting from heightened inflation, rising interest rates, a recession, or intensified international hostilities, and the impact they may have on the Company, its data, customers or demand for the Company’s products and services; the effect of proposed and enacted legislative and regulatory actions affecting the Company or the financial services industry as a whole; continuing cost increases and/or declines in the availability of data, materials and other services; the Company’s ability to execute its strategy and to realize the intended benefits; the inherent unreliability of earnings, revenue and cash flow predictions due to numerous factors, many of which are beyond the Company’s control; declining demand for the Company’s checks, check-related products and services and business forms; risks that the Company’s strategies intended to drive sustained revenue and earnings growth, despite the continuing decline in checks and forms, are delayed or unsuccessful; intense competition; continued consolidation of financial institutions and/or bank failures, thereby reducing the number of potential customers and referral sources and increasing downward pressure on the Company’s revenue and gross profit; risks related to other acquisitions, including integration-related risks and risks that future acquisitions will not be consummated; risks that any such acquisitions do not produce the anticipated results or synergies; risks that the Company’s cost reduction initiatives will be delayed or unsuccessful; risks related to any divestitures contemplated or undertaken by the Company; performance shortfalls by one or more of the Company’s major suppliers, licensors, data or service providers; continuing supply chain and labor supply issues; unanticipated delays, costs and expenses in the development and marketing of products and services, including financial technology and treasury management solutions; the failure of such products and services to deliver the expected revenues and other financial targets; risks related to security breaches, computer malware or other cyber-attacks; risks of interruptions to the Company’s website operations or information technology systems; and risks of unfavorable outcomes and the costs to defend litigation and other disputes. The Company’s forward-looking statements speak only as of the time made, and management assumes no obligation to publicly update any such statements. Additional information concerning these and other factors that could cause actual results and events to differ materially from the Company’s current expectations are contained in the Company’s Form 10-K for the year ended December 31, 2025, and other filings made with the SEC. Deluxe undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events, new information or future circumstances.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
2.1#	Equity Purchase Agreement and Plan of Merger, dated June 17, 2026, by and among the Company, Calypso Merger Sub LLC, Celero Intermediate Holdings LLC, LLR V Payments, LLC, LLR International V, L.P. and, in its capacity as representative of the Sellers, LLR Representative V, LLC.

99.1	Press Release, dated June 18, 2026, of Deluxe Corporation.

99.2	Investor Presentation, dated June 18, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

# Certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. The descriptions of the omitted schedules and exhibits are contained within the relevant agreement. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 18, 2026	DELUXE CORPORATION

	By:	/s/ Jeffrey L. Cotter
	Name:	Jeffrey L. Cotter
	Title:	Chief Administrative Officer, Senior Vice President and General Counsel